ASSIGNMENT OF NET PROCEEDS

BY:     L.M. HOLDING ASSOCIATES, L.P.     STATE OF LOUISIANA

TO:     CONSTRUCTION SPECIALISTS, INC.    PARISHES OF ST. JAMES,
            d/b/a CON-SPEC, INC. AND      ST. JOHN THE BAPTIST and
        ESTATE OF J. EDGAR MONROE         ASCENSION

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          BEFORE   the   undersigned   Notaries   Public,    duly

commissioned   and   qualified,  in  and  for  their   respective

Parishes/Counties  and  States,  and  in  the  presence  of   the

competent witnesses hereinafter named and undersigned, PERSONALLY

CAME AND APPEARED:

          L.M.  Holding Associates, L.P.,  a  Louisiana

          Partnership in Commendam, the general partner

          of  which  is  XCL Land Ltd. and the  limited

          partner  of which is The Exploration  Company

          of  Louisiana, Inc., whose address is 110 Rue

          Jean  Lafitte,  P.O.  Box  53775,  Lafayette,

          Louisiana,   hereinafter   referred   to   as

          "Assignor";

who declared that it does by these presents grant, bargain, sell,

convey,  transfer, assign, set over, abandon and deliver  without warranty but with full substitution and subrogation in and to all the  rights  of actions of warranties which it has  or  may  have against all preceding owners and vendors, unto:

          Construction  Specialists,  Inc.  d/b/a  Con-
          Spec,  Inc.,  whose address  is  901  Airport
          Boulevard, Suite 705, Houston, Texas,  77061;
          and

          Estate of J. Edgar Monroe, whose address is 228 St. Charles Avenue, Suite 1402, New
          Orleans, LA 70130;

(hereinafter  collectively  referred  to  as  "Assignee"),   here

present   accepting,   and  purchasing  for   themselves,   their

successors  and  assigns,  and  acknowledging  due  delivery  and possession  thereof,  all  and singular the  following  described property, to-wit:

          A  Net  Proceeds Interest equal to 7.5% (calculated  by

multiplying  (4.1/6.8  x  100) by  12.5%)  of  any  net  proceeds received  by  Assignor from any activity  on  or  from  that  one certain  tract or parcel of land containing approximately  62,500 acres  of  land  located in St. James, St. John The  Baptist  and

Ascension  Parishes, Louisiana (the "Lutcher Moore Tract"),  less any  and  all expenses incurred in such activity, and except  for payments for rights-of-way, and 7.5% of the net proceeds received from  the sale of the Lutcher Moore Tract less any customary  and usual  commissions due upon the sale of such tract and all  other customary  and  usual  expenses incurred in selling  such  tract,

including but not limited to, attorneys' fees, recordation  fees,

abstract costs and title insurance premiums.

          The  Lutcher  Moore Tract is specifically described  in

Exhibit "A" to the  Act of Sale of Movable and Immovable Property

and  Vendor's Lien and Mortgage ("Act of Sale") executed  by  and

between   Lutcher & Moore Cypress Lumber Company as "Vendor"  and

L.M. Holding Associates, L.P. as "Vendee", dated effective as  of

February 28, 1990, recorded in the Parish of St. James in COB 311 and  in  MOB 181 under Entry No. 82844, and in the Parish of  St.

John The Baptist in COB 282 at page 17 and in MOB 269 at page 646 under Entry No. 137957, and in the Parish of Ascension in COB 479

and  in MOB 491 under Entry No. 290251.   Exhibit "A" to the  Act

of  Sale is incorporated herein and made a part hereof just as if same  were  attached hereto for purposes of fully and  accurately describing the Lutcher Moore Tract.

          TO  HAVE AND TO HOLD the above described property  unto

the said Assignee, their successors and assigns forever.

          This  Assignment  is  made  and  accepted  for  and  in

consideration of the price and sum of ONE THOUSAND  DOLLARS  Cash and  other  good  and  valuable consideration,  the  receipt  and sufficiency of which is hereby acknowledged.

          All  certificates and the production thereof, which may

be  required or provided for by State or Federal laws are  waived by  the parties who agree to hold the notaries harmless and  free from  any and all liability and responsibility and to defend  the notaries for non-production thereof.

          The   parties  further  declared  that  they  have  not

requested an abstract, title policy, title opinion or survey from any  notary, on the property and that no title opinion or  survey has  been  furnished, and they do hereby relieve and release  the notaries,  of  all  responsibility and liability  for  such  non-

production.

          THUS  DONE AND PASSED, in _____________, Louisiana   in

duplicate  originals on the _____ day of ___________,  1999,   in

the  presence  of  the two undersigned competent  witnesses,  who hereunto  sign  their names together with the said appearers  and me, Notary, after due reading of the whole.

WITNESSES:                         ASSIGNOR:

                              L.M. Holding Associates, L.P.

                              By:      XCL Land Ltd.
                                   Its General Partner

_________________________    By:________________________________
Name:____________________     Name:____________________________
        (Please Print)        Title:_____________________________

_________________________
Name:____________________
        (Please Print)



     ________________________________________
     NOTARY PUBLIC

          THUS  DONE  AND PASSED, in _____________, Louisiana  in

duplicate originals on the _______ day of ____________, 1999,  in the  presence  of  the two undersigned competent  witnesses,  who hereunto  sign  their names together with the said appearers  and me, Notary, after due reading of the whole.

WITNESSES:                         ASSIGNEE:

                              Construction   Specialists, Inc.
d/b/a
                                 Con-Spec, Inc.


_________________________      By:________________________________
Name:____________________                Patrick A. Tesson
        (Please Print)                     President

_________________________
Name:____________________
        (Please Print)

                              Estate of J. Edgar Monroe


                              By:________________________________
                                    Robert J. Monroe
                                    Executor





     __________________________________
     NOTARY PUBLIC